UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Event: October 11, 2010

STUDIO II BRANDS, INC.

(Exact name of registrant as specified in its charter)

Florida	000-50000	65-0664963
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16F/ Honest Motors Building 9-11 Leighton Road Causeway Bay, Hong Kong
(Address of principal executive offices)

Registrant’s telephone number, including area code: (852) 2890 1818

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 11, 2010, the Board of Directors of the Registrant approved the adoption of amended bylaws to become effective immediately as of the date of adoption.  The board of directors approved the adoption of amended and restated bylaws pursuant to, and in accordance with, the provisions of Section 607.1020 of the Florida Business Corporation Act and Article Seven of the previously adopted bylaws of the Registrant.  The amended and restated bylaws were adopted to revise and update the previously existing bylaws in their entirety, but do not contain provisions increasing to quorum or voting requirements of the shareholders.

Exhibits

(d)  The following exhibit is filed herewith:

3.3  Amended Bylaws of Studio II Brands, Inc., adopted and effective as of October  11, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STUDIO II BRANDS, INC.

Date: October 11, 2010

/s/ Cheung Ming

---------------------------------
By:  Cheung Ming
Its:   President

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